UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2016

Simlatus Corporation

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Information

Effective as of April 25, 2016, Simlatus Corporation (Formerly Grid Petroleum Corp.) entered into a ‘SETTLEMENT AND RELEASE AGREEMENT’, by and between Grid

Petroleum Corp., (“GRPR”, “Company”), and Blackbridge Capital, LLC (“Blackbridge”). WHEREAS, Grid Petroleum currently owed 729,955,556 Shares of GRPR Common Stock to Blackbridge Capital pursuant to a Convertible Note dated September 30, 2015, and subsequent conversion notices presented by Blackbridge. Both parties agreed that the outstanding 729,955,556 Shares of GRPR Common Stock owed to Blackbridge, by the Company, would be reduced to a total amount of 200,000,000 Shares of Common Stock as full and final settlement of both current and contemplated future conversion notices of the September 30, 2015 Convertible Note.

ITEM 9 Financial Statements and Exhibits

INDEX TO EXHIBITS

EXHIBIT NO.

DESCRIPTION

10.1

Settlement Agreement dated April 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2016

Simlatus Corporation

By: /s/Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

GRID PETROLEUM CORP and BLACKBRIDGE CAPITAL, LLC

SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT (“Agreement”), is entered into this 25th day of April 2016, by and between Grid Petroleum Corp., (“GRPR”, “Company”), and Blackbridge Capital, LLC (“Blackbridge”).

WHEREAS, GRPR currently owes 729,955,556 Shares of GRPR Common Stock to Blackbridge Capital pursuant to a Convertible Note (“Convertible Note”) dated September 30, 2015, and subsequent conversion notices presented by Blackbridge.

WHEREAS, on March 9, 2016, GRPR entered into an Asset Purchase Agreement and a subsequent change of management took place.

WHEREAS, the Company is in the early stages of restructuring, changing the direction of the business the Company is engaged in, and moving the Company forward in a positive manner.

WHEREAS, the Board of Directors of the Company feels it to be in the best interest of the Company and the Shareholders to reduce the outstanding debt of the Company incurred by the previous management.

WHEREAS, on April 22, 2016, Blackbridge Capital agreed to settle the Convertible Note with a reduction of outstanding Shares owed to Blackbridge and to release any remaining obligation the Company may have to Blackbridge pursuant to the Convertible Note.

THEREFORE, it is agreed by both the Company and Blackbridge, that the outstanding 729,955,556 Shares of GRPR Common Stock owed to Blackbridge, by the Company, shall be reduced to a total amount of 200,000,000 Shares of Common Stock as full and final settlement of both current and contemplated future conversion notices of the September 30, 2015 Convertible Note.

FURTHER, it is agreed by both the Company and Blackbridge that Blackbridge shall release all future claims to subsequent conversions of the Note, the Company will have no further obligation to Blackbridge under that Convertible Note and Blackbridge shall be forever barred from seeking further conversions or claiming obligations of the Company under the Convertible Note.

FURTHER, 200,000,000 Shares of GRPR Common Stock shall be issued and delivered to Blackbridge in increments not to exceed more than 9.99% of the issued and outstanding stock of the Company.

The undersigned do hereby acknowledge receipt, review, understanding and agreement with this Settlement and Release Agreement.

/s/ Gary B. Tilden

April 25, 2016

_________________________________

______________________

Gary Tilden, President

Date

Grid Petroleum Corp.

/s/ Alex Dillion

April 25, 2016

_________________________________

_____________________

Alex Dillion, Blackbridge Capital, LLC

Date

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